
                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                               LAMAR MEDIA CORP.
          OFFER TO EXCHANGE 7 1/4% SENIOR SUBORDINATED NOTES DUE 2013
                REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR
           ALL OUTSTANDING 7 1/4% SENIOR SUBORDINATED NOTES DUE 2013

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Lamar Media Corp. (the "Company") made pursuant to the
prospectus, dated          , 2003 (the "Prospectus"), and the enclosed letter of
transmittal (the "Letter of Transmittal") if certificates for Original Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Wachovia Bank
(the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange
Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New
York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          ,
2003 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION
DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
EXPIRATION DATE.

                                Exchange Agent:

                                 WACHOVIA BANK

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         By Registered or Certified Mail,                       By Facsimile Transmission:
            Hand or Overnight Courier:                                (704) 590-7628

                   Wachovia Bank
            Customer Information Center                            Confirm by Telephone:
       Corporate Trust Operations -- NC1153                           (704) 590-7413
          1525 West WT Harris Blvd -- 3C3
                   Charlotte, NC
            Attention: Ms. Marsha Rice
                        or
                Wachovia Bank, N.A.
            40 Broad Street, 5th Floor
                New York, NY 10004
           Attention: Mr. Keith Williams

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed as described in "The exchange offer -- Exchange offer procedures" section of the Prospectus and under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

    Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below, pursuant to the guaranteed delivery procedure described in "The exchange offer -- Exchange offer procedures -- Guaranteed delivery procedures" section of the Prospectus.

    The undersigned understands that tenders of Original Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Original Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time on the Expiration Date. Tenders of Original Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
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
Principal Amount of Original Notes              If Original Notes will be delivered by
Tendered:*                                      book-entry transfer, provide account
                                                number.
$                                               Account Number:
-----------------------------------------       -------------------------------

Certificate Nos. (if available):

---------------------------------------------------

---------------------------------------------------

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Total Principal Amount Represented by Original
Notes Certificate(s):

$
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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

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X                                                        -----------------------------------------
 -------------------------------------------------
X
-------------------------------------------------        -----------------------------------------
  SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY       DATE

Area Code and Telephone Number:
---------------------------------------------------------------------

     Must be signed by the holder(s) of Original Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in the Letter of Transmittal.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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Name(s):      ------------------------------------------------------------
              ------------------------------------------------------------
              ------------------------------------------------------------
Capacity:     ------------------------------------------------------------
Address(es):  ------------------------------------------------------------
              ------------------------------------------------------------
              ------------------------------------------------------------

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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United
States, or an "eligible guarantor institution" within the meaning of Rule
17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at Wachovia Bank pursuant to the procedures set forth in "The exchange offer --
Exchange offer procedures -- Guaranteed delivery procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Exchange trading days after the Expiration Date.

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-----------------------------------------       -----------------------------------------
              NAME OF FIRM:                               AUTHORIZED SIGNATURE

-----------------------------------------       -----------------------------------------
                ADDRESS:                                          NAME:

-----------------------------------------       -----------------------------------------
                                                                 TITLE:

-----------------------------------------                (PLEASE TYPE OR PRINT)
                ZIP CODE:

Area Code and Tel. No.: ------------------------- Date: ---------------

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES
      FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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